Q2 2017 EARNINGS CALL PRESENTATION May 9, 2017 Todd Renehan Chief Executive Officer Rick Weller Executive Vice President and Chief Financial Officer Information in this presentation should be read in conjunction with Wesco Aircraft’s earnings press release and tables for the fiscal 2017 second quarter.

Wesco Aircraft Proprietary Visit www.wescoair.com Disclaimer 2 Wesco Aircraft – Investor Relations This presentation contains forward-looking statements (including within the meaning of the Private Securities Litigation Reform Act of 1995) concerning Wesco Aircraft Holdings, Inc. (“Wesco Aircraft “ or the “Company”). These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of management, as well as assumptions made by, and information currently available to, management. In some cases, you can identify forward-looking statements by the use of forward-looking terms such as “achieve,” “address”, “believe,” “can” “continue,” “deliver,” “drive,” “establish,” “expect,” “grow,” “improve,” “increase,” “intend,” “may,” “plan,” “should,” “will” or similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the Company’s control. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the following: general economic and industry conditions; conditions in the credit markets; changes in military spending; risks unique to suppliers of equipment and services to the U.S. government; risks associated with the Company’s long-term, fixed-price agreements that have no guarantee of future sales volumes; risks associated with the loss of significant customers, a material reduction in purchase orders by significant customers, or the delay, scaling back or elimination of significant programs on which the Company relies; the Company’s ability to effectively compete in its industry; the Company’s ability to effectively manage its inventory; the Company’s suppliers’ ability to provide it with the products the Company sells in a timely manner, in adequate quantities and/or at a reasonable cost; the Company’s ability to maintain effective information technology systems; the Company’s ability to retain key personnel; risks associated with the Company’s international operations, including exposure to foreign currency movements; risks associated with assumptions the Company makes in connection with its critical accounting estimates (including goodwill) and legal proceedings; the Company’s dependence on third-party package delivery companies; fuel price risks; fluctuations in the Company’s financial results from period-to-period; environmental risks; risks related to the handling, transportation and storage of chemical products; risks related to the aerospace industry and the regulation thereof; risks related to the Company’s indebtedness; and other risks and uncertainties. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the Company’s business, including those described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time with the Securities and Exchange Commission. All forward-looking statements included in this presentation (including information included or incorporated by reference herein) are based upon information available to the Company as of the date hereof, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. The Company utilizes and discusses Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), Adjusted EBITDA Margin, Adjusted Net Income, Adjusted Basic Earnings Per Share (EPS), Adjusted Diluted EPS, Constant-Currency Sales, Constant-Currency Sales Excluding Large Commercial Contract and Free Cash Flow, which are non-GAAP measures its management uses to evaluate its business, because the Company believes they assist investors and analysts in comparing its performance across reporting periods on a consistent basis by excluding items that the Company does not believe are indicative of its core operating performance. The Company believes these metrics are used in the financial community, and the Company presents these metrics to enhance understanding of its operating performance. You should not consider Adjusted EBITDA and Adjusted Net Income as alternatives to Net Income, determined in accordance with GAAP, as an indicator of operating performance. Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Constant-Currency Sales, Constant-Currency Sales Excluding Large Commercial Contract and Free Cash Flow are not measurements of financial performance under GAAP, and these metrics may not be comparable to similarly titled measures of other companies. See the Appendix for a reconciliation of Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Constant-Currency Sales and Constant-Currency Sales Excluding Large Commercial Contract to the most directly comparable financial measures calculated and presented in accordance with GAAP.

Wesco Aircraft Proprietary Visit www.wescoair.com 2Q17 Summary 3 Wesco Aircraft – Investor Relations $376.7 $364.6 Q2 2016 Q2 2017 Net Sales ($M) Net sales decrease of 3.2% overall Negative currency impact of 2.5%, primarily British pound Constant-currency sales down 0.7%* Constant-currency sales 1.9% higher, excluding one-time sale in Q2 last year to large commercial customer* New contract business of ~$16M primarily drove increase, partially offset by decline in ad-hoc sales * See appendix for reconciliation and information regarding non-GAAP measures.

Wesco Aircraft Proprietary Visit www.wescoair.com 2Q17 Financial Results 4 Diluted Earnings Per Share * See appendix for reconciliation and information regarding non-GAAP measures. ** As a percentage of net sales Income from Operations $41.4 $32.2 Q2 2016 Q2 2017 11.0%** 8.8%** Wesco Aircraft – Investor Relations ($M) Gross margin down 120 bps – greater chemical sales and lower ad- hoc sales and margins SG&A as % of sales up 100 bps – lower sales and investment to support growth SG&A expenses – higher people and systems costs, including ~$2.0M to support growth, partially offset by lower professional fees and bad debt Operating margin decline of 220 bps Lower income tax expense due to discrete items Adjusted EBITDA margin down 280 bps* $0.24 $0.29 $0.18 $0.21 Diluted EPS Adjusted Diluted EPS* Q2 2016 Q2 2017

Wesco Aircraft Proprietary Visit www.wescoair.com 2Q17 Segments – North America 5 Net Sales Net sales decrease of 2.3%, due to one-time sale to large commercial customer in Q2 last year; net sales excluding large customer rose 1.0% Contract sales higher due to new business, partially offset by lower ad-hoc sales SG&A as % of sales up 110 bps – lower sales volumes, investment in new business Gross margin decline of 40 bps – reduced ad-hoc and greater chemical sales, partially offset by lower inventory adjustments Operating margin down 150 bps Income from Operations $302.0 $295.1 Q2 2016 Q2 2017 $28.2 $23.0 Q2 2016 Q2 2017 9.3%* 7.8%* Wesco Aircraft – Investor Relations ($M) ($M) * As a percentage of net sales

Wesco Aircraft Proprietary Visit www.wescoair.com 2Q17 Segments – Rest of World 6 Net Sales Income from Operations $74.7 $69.5 Q2 2016 Q2 2017 $13.2 $9.2 Q2 2016 Q2 2017 17.7%** 13.2%** Net sales decrease of 7.0% Negative currency impact of $9.4M Constant-currency sales up 5.5%* Growth in contract sales Gross margin decrease of 430 bps – higher chemical sales and inventory adjustment change SG&A as % of net sales up 20 bps Operating margin 450 bps lower New U.K. legal entity established April 1 Wesco Aircraft – Investor Relations ($M) ($M) * See appendix for reconciliation and information regarding non-GAAP measures. ** As a percentage of net sales

Wesco Aircraft Proprietary Visit www.wescoair.com Financial Summary 7 (Dollars in Millions) March 31, 2017 Dec. 31, 2016 Sept. 30, 2016 At period end: Cash and cash equivalents $54.0 $51.2 $77.1 Accounts receivable 266.7 247.3 249.2 Inventories 774.4 751.7 713.5 Accounts payable 181.2 173.1 181.7 Total debt* 855.3 843.2 834.3 Stockholders’ equity 916.0 889.7 882.9 Wesco Aircraft – Investor Relations * Includes current portion of $58.0M and $40.0M at March 31, 2017 and Dec 31, 2016, respectively.

Wesco Aircraft Proprietary Visit www.wescoair.com Cash Flow Summary 8 (Dollars in Millions) March 31, 2017 Dec. 31, 2016 March 31, 2016 Quarter ended: Net income $17.4 $13.1 $23.5 Adjustments to reconcile to operating cash flow 10.7 12.4 8.9 Working capital change (33.8) (53.6) (28.2) Net cash (used in) provided by operating activities (5.7) (28.1) 4.2 Purchase of property and equipment (2.9) (1.3) (6.1) Free cash flow $(8.6) $(29.4) $(1.9) Wesco Aircraft – Investor Relations

APPENDIX 9

Wesco Aircraft Proprietary Visit www.wescoair.com Non-GAAP Financial Information 10 Wesco Aircraft – Investor Relations ‘‘Adjusted EBITDA’’ represents Net Income (Loss) before: (i) income tax provision (benefit), (ii) net interest expense, (iii) depreciation and amortization and (iv) unusual or non-recurring items; “Adjusted EBITDA Margin” represents Adjusted EBITDA divided by Net Sales. ‘‘Adjusted Net Income’’ represents Net Income (Loss) before: (i) amortization of intangible assets, (ii) amortization or write-off of deferred financing costs, (iii) unusual or non-recurring items and (iv) the tax effect of items (i) through (iii) above calculated using an estimated effective tax rate. “Adjusted Basic EPS” represents Basic EPS calculated using Adjusted Net Income as opposed to Net Income. “Adjusted Diluted EPS” represents Diluted EPS calculated using Adjusted Net Income as opposed to Net Income. “Constant-Currency Sales” represent net sales for the fiscal 2017 second quarter and year-to-date period translated at the corresponding fiscal 2016 periodical average exchange rates; “Constant- Currency Sales Excluding Large Commercial Contract” represent net sales for the fiscal 2017 second quarter and year-to-date period translated at the corresponding fiscal 2016 periodical average exchange rates, further adjusted to remove sales in the fiscal 2016 second quarter and year-to-date period related to a commercial hardware contract that ended on March 31, 2015. “Free Cash Flow” represents net cash (used in) provided by operating activities less purchases of property and equipment. Wesco Aircraft utilizes and discusses Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Constant-Currency Sales, Constant-Currency Sales Excluding Large Commercial Contract and Free Cash Flow, which are non-GAAP measures our management uses to evaluate our business, because we believe they assist investors and analysts in comparing our performance across reporting periods on a consistent basis by excluding items that we do not believe are indicative of our core operating performance. We believe these metrics are used in the financial community, and we present these metrics to enhance understanding of our operating performance. You should not consider Adjusted EBITDA and Adjusted Net Income as alternatives to Net Income, determined in accordance with GAAP, as an indicator of operating performance. Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Constant-Currency Sales, Constant-Currency Sales Excluding Large Commercial Contract and Free Cash Flow are not measurements of financial performance under GAAP, and these metrics may not be comparable to similarly titled measures of other companies. See the following slides for a reconciliation of Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Constant-Currency Sales and Constant-Currency Sales Excluding Large Commercial Contract to the most directly comparable financial measures calculated and presented in accordance with GAAP.

Non-GAAP Financial Information 11 Wesco Aircraft Proprietary Visit www.wescoair.com Wesco Aircraft – Investor Relations 2017 2016 2017 2016 Net Sales 364,599$ 376,742$ 703,970$ 736,585$ EBITDA and Adjusted EBITDA Net income 17,442$ 23,492 30,549$ 44,101$ Provision for income taxes 5,659 9,167 8,023 17,546 Interest expense, net 8,842 9,114 19,915 18,111 Depreciation and amortization 6,743 7,055 13,472 14,053 EBITDA 38,686 48,828 71,959 93,811 Unusual or non-recurring items (1) 294 1,938 1,309 2,567 Adjusted EBITDA 38,980$ 50,766$ 73,268$ 96,378$ Adjusted EBITDA margin 10.7% 13.5% 10.4% 13.1% Adjusted Net Income Net income 17,442$ 23,492$ 30,549$ 44,101$ Amortization of intangible assets 3,719 3,955 7,440 7,919 Amortization of deferred financing costs 921 925 4,123 1,753 Unusual or non-recurring items (1) 294 1,938 1,309 2,567 Adjustments for tax effect (1,316) (2,267) (3,863) (4,123) Adjusted net income 21,060$ 28,043$ 39,558$ 52,217$ Adjusted Basic Earnings Per Share Weighted-average number of basic share outstanding 98,709,557 97,390,636 98,512,601 97,303,808 Adjusted net income per basic share 0.21$ 0.29$ 0.40$ 0.54$ Adjusted Diluted Earnings Per Share Weighted-average number of diluted shares outstanding 99,017,986 98,075,389 98,900,437 97,999,018 Adjusted net income per diluted shares 0.21$ 0.29$ 0.40$ 0.53$ (1) U usual and non-recurring items in the second quarter of fiscal 2017 consisted of business realignment and other expenses of $0.3 million. Unusual and non-recurring items in the second quarter of fiscal 2016 consisted of integration and other related expenses of $0.6 million, as well as business realignment and other expenses of $1.3 million. Unusual and non-recurring items in the year-to-date period of fiscal 2017 consisted of business realignment and other expenses of $1.3 million. Unusual and non-recurring items in the year-to-date period of fiscal 2016 consisted of integration and other related expenses of $1.1 million, as well as business realignment and other expenses of $1.5 million Wesco Aircraft Holdings, Inc. Non-GAAP Financial Information (UNAUDITED) (In thousands, except share data) Three Months Ended Six Months Ended March 31, March 31,

Non-GAAP Financial Information

Wesco Aircraft – Investor Relations

Wesco Aircraft

Wesco Aircraft Holdings, Inc.
Non-GAAP Financial Information (UNAUDITED)
(In thousands)

	Three Months Ended				Six Months Ended			
	March 31, 2017	March 31, 2016	Increase / (Decrease)	Percent Change	March 31, 2017	March 31, 2016	Increase / (Decrease)	Percent Change
Consolidated								
Net sales	$ 364,599	$ 376,742	$ (12,143)	-3.2%	$ 703,970	$ 736,585	$ (32,615)	-4.4%
Currency translation impact	9,367	-	9,367		22,973	-	22,973	
Constant-currency sales	$ 373,966	$ 376,742	$ (2,776)	-0.7%	$ 726,943	$ 736,585	$ (9,642)	-1.3%
Large commercial contract[2]	-	(9,782)	9,782		-	(9,782)	9,782	
Constant-currency sales excluding large conmmercial contract	$ 373,966	$ 366,960	$ 7,006	1.9%	$ 726,943	$ 726,803	$ 140	0.0%
North America								
Net sales	$ 295,106	$ 301,981	$ (6,875)	-2.3%	$ 565,575	$ 588,941	$ (23,366)	-4.0%
Large commercial contract[2]	-	(9,782)	9,782		-	(9,782)	9,782	
Net sales excluding large conmmercial contract	$ 295,106	$ 292,199	$ 2,907	1.0%	$ 565,575	$ 579,159	$ (13,584)	-2.3%
Rest of World								
Net sales	$ 69,493	$ 74,761	$ (5,268)	-7.0%	$ 138,395	$ 147,644	$ (9,249)	-6.3%
Currency translation impact	9,367	-	9,367		22,973	-	22,973	
Constant-currency sales	$ 78,860	$ 74,761	$ 4,099	5.5%	$ 161,368	$ 147,644	$ 13,724	9.3%

[2] In the second quarter and year-to-date periods of fiscal 2016, the company sold $9,782 of commercial hardware under a contract that ended on March 31, 2015, as previously disclosed.

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